UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

EACO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5065 East Hunter Avenue Anaheim, CA 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not applicable
(Former name or Former Address if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Bisco Industries, Inc. (“Bisco”), a wholly-owned subsidiary of EACO Corporation (”EACO”), entered into a Change in Terms Agreement (the “Amendment”) with Citizens Business Bank (the “Lender”), which was dated January 11, 2021; however, such Amendment and ancillary documents were not signed until January 19, 2021 and did not become binding upon Bisco or EACO until such date. Bisco and EACO are sometimes collectively referred to herein as the “Company.”

Modification of $15 Million Line of Credit

The Amendment modifies that certain Business Loan Agreement dated July 27, 2019 between Bisco and the Lender, as amended (the “Loan Agreement”), which is related to Bisco’s existing $15 million line of credit with the Lender. Pursuant to this Amendment, Bisco’s existing line of credit with the Lender was modified to: (i) extend the expiration date of the line of credit under this Loan Agreement to July 5, 2022; and (ii) modify the interest rate on the line of credit so that in no event would such interest rate be less than 3.0% per annum or more than the maximum rate allowed by applicable law.

Under this line of credit, Bisco may borrow from the Lender up to $15,000,000 from time to time, subject to Bisco’s continued compliance with certain financial and other covenants in the Loan Agreement. Bisco’s obligations under the line of credit are secured by substantially all of the Company’s assets. EACO also continues to guarantee the performance of all of Bisco’s obligations under this line of credit.

The foregoing descriptions are qualified in their entirety by the Amendment, which is filed herewith, and the Loan Agreement and other ancillary agreements previously filed with by the Company with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Change In Terms Agreement dated January 11, 2021, between Bisco Industries, Inc. and Citizens Business Bank ($15,000,000 line of credit).
10.2	Business Loan Agreement dated November 27, 2019 ($15,000,000) between Bisco and Citizens Business Bank, which was executed on December 4, 2019 (Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2019, is incorporated herein by reference)
10.3	Change in Terms Agreement dated November 27, 2019 ($15,000,000) between Bisco and Citizens Business Bank, which was executed on December 4, 2019. (Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2019, is incorporated herein by reference)
10.4	Commercial Guaranty dated November 27, 2019 ($15,000,000) between EACO and Citizens Business Bank. (Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2019, is incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION

Date: January 21, 2021	By:	/S/ MICHAEL NARIKAWA
Michael Narikawa, Principal Accounting Officer